UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 28, 2016
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XEROX CORPORATION
(Exact name of registrant as specified in its charter)
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New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 4505
45 Glover Avenue
Norwalk, Connecticut
06856-4505
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 968-3000
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement
In connection with the planned separation of Registrant’s Business Process Outsourcing “(BPO”) business from its Document Technology and Document Outsourcing business (the “Separation”), disclosed under Item 8.01 Other Events of this Report, on January 28, 2016, Xerox Corporation (the “Company”) entered into an Agreement (the “Agreement”) with Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn (collectively, the “Icahn Group”), pursuant to which the Company and the Icahn Group have agreed to certain matters relating to BPO following the Separation. A copy of the Agreement is attached as Exhibit 10(s) to this Report and is incorporated herein by reference. Also attached to this Report as Exhibit 99.1 is the joint press release issued on January 29, 2016 by Registrant and Carl C. Icahn regarding the Agreement, which is incorporated herein by reference.

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Item 2.02. Results of Operations and Financial Condition.
On January 29, 2016, Registrant released its fourth quarter 2015 earnings and is furnishing to the Securities and Exchange Commission a copy of: (a) the earnings press release; and (b) and an earnings presentation, as Exhibits 99.2 and 99.3, respectively, to this Report under Item 2.02 of Form 8-K.
Exhibits 99.2 and 99.3 to this Report contain certain financial measures that are considered “non-GAAP financial measures” as defined in the SEC rules. Exhibits 99.2 and 99.3 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.
The information contained in Item 2.02 of this Report and in Exhibits 99.2 and 99.3 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 8.01. Other Events
On January 29, 2016, Registrant announced the results of its review of the Company’s portfolio and capital allocation options announced in October 2015. Registrant’s Board has unanimously approved a plan to separate Registrant’s BPO business from its Document Technology and Document Outsourcing business (the “Separation”). Each of the businesses will operate as a separate, publicly-traded company. A copy of Registrant’s press release describing the Separation is filed as Exhibit 99.4 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10(s)	Agreement dated January 28, 2016 between the Icahn Group and Registrant
99.1	Joint press release of Registrant and Carl C. Icahn dated January 29, 2016 re Icahn agreement
99.2	Registrant’s fourth quarter 2015 earnings press release dated January 29, 2016
99.3	Registrant’s fourth quarter 2015 earnings presentation
99.4	Registrant’s press release dated January 29, 2016 regarding Separation

Forward Looking Statements

This report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations, including with respect to the proposed separation of the Business Process Outsourcing (“BPO”) business from the Document Technology and Document Outsourcing business, the expected timetable for completing the separation, the future financial and operating performance of each business, the strategic and competitive advantages of each business, future opportunities for each business and the expected amount of cost reductions that may be realized in the cost transformation program, and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that our bids do not accurately estimate the resources and costs required to implement and service very complex, multi-year governmental and commercial contracts, often in advance of the final determination of the full scope and design of such contracts or as a result of the scope of such contracts being changed during the life of such contracts; the risk that subcontractors, software vendors and utility and network providers will not perform in a timely, quality manner; service interruptions; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions and the relocation of our service delivery centers; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; the risk in the hiring and retention of qualified personnel; the risk that unexpected costs will be incurred; our ability to recover capital investments; the risk that our Services business could be adversely affected if we are unsuccessful in managing the start-up of new contracts; the collectability of our receivables for unbilled services associated with very large, multi-year contracts; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to expand equipment placements; interest rates, cost of borrowing and access to credit markets; the risk that our products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives; the outcome of litigation and regulatory proceedings to which we may be a party; the possibility that the proposed separation of the BPO business from the Document Technology and Document Outsourcing business will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to our business in connection with the proposed separation; the potential that BPO and Document Technology and Document Outsourcing do not realize all of the expected benefits of the separation; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 and our 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.
Date: January 29, 2016

XEROX CORPORATION
By:	/s/ Joseph H. Mancini, Jr.
Joseph H. Mancini, Jr.
Vice President and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
10(s)	Agreement dated January 28, 2016 between the Icahn Group and Registrant
99.1	Joint press release of Registrant and Carl C. Icahn dated January 29, 2016 re Icahn agreement
99.2	Registrant’s fourth quarter 2015 earnings press release dated January 29, 2016
99.3	Registrant’s fourth quarter 2015 earnings presentation
99.4	Registrant’s press release dated January 29, 2016 regarding Separation